Other Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Other Related Party Transactions

Note 11 – Other Related Party Transactions

Mr. Dab, the former CEO of InnovaQor, paid some of the disbursements on behalf of the Company for the years ended December 31, 2021 and 2020. The disbursements amounted to $24,993 and $7,670, respectively, and are shown in the accompanying Consolidated Statements of Operations.

In the years ended December 31, 2021 and 2020, the former Parent advanced funds and paid expenses of InnovaQor and the Group in the amount of $374,473 and $417,349, respectively, which is shown in the accompanying Consolidated Balance Sheets as Due to Former Parent as of December 31, 2021 and in Parent Net Investment Deficit in Advanced Molecular and Health Technology Solutions Group as of December 31, 2020.

The above amounts are not indicative of what third parties would have agreed to.